                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the Registrant [X]
     Filed by a Party other than the Registrant [ ]
     Check the appropriate box:
     [ ] Preliminary Proxy Statement       [ ] Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     [X] Definitive Proxy Statement
     [ ] Definitive Additional Materials
     [ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                       REDLINE PERFORMANCE PRODUCTS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                                      N/A
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     [X] No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
     (3) Filing Party:

--------------------------------------------------------------------------------
     (4) Date Filed:

--------------------------------------------------------------------------------

                       REDLINE PERFORMANCE PRODUCTS, INC.
                             ---------------------

                               2510 COMMERCE WAY
                            VISTA, CALIFORNIA 92081

                                                                   July 31, 2003

Dear Redline Performance Products, Inc. Shareholder:

     On Monday, September 8, 2003, Redline Performance Products, Inc. will hold its Annual Meeting of Shareholders. On behalf of the board of directors, I am pleased to invite you to join us so that we can report to you on the progress of Redline and discuss the outlook for the fiscal year ending March 31, 2004. The meeting will be held at The Embassy Suites Hotel -- Bloomington, 2800 West 80th Street, Bloomington, Minnesota 55431, and is scheduled to begin at 2:00 p.m. Minneapolis time (Central Daylight Savings Time).

     At the Annual Meeting, you will be asked to vote on the following proposals: (1) election of the directors nominated by your board of directors;
(2) ratification of the amendment of our 2000 Stock Option Plan to increase the number of shares authorized and reserved for issuance thereunder from 333,334 to 700,000 shares; and (3) ratification of the board of directors' appointment of Virchow, Krause & Company, LLP as our Independent Certified Public Accountants for the fiscal year ending March 31, 2004. These proposals are described in the attached proxy statement, which you should read carefully. Your board of directors recommends that you vote in favor of each proposal.

     Your vote is important, regardless of the number of shares that you own. Whether or not you plan to attend the meeting, it is important that your shares be represented.

     To ensure your representation at the meeting in the event you cannot attend, you are urged to complete and return a proxy as soon as possible. Shareholders may vote, sign, date and return the enclosed proxy in the postage-prepaid envelope provided. Please see the proxy statement for additional details. Shareholders attending the meeting may vote in person, even if they have returned a proxy.

     On behalf of the board of directors, I would like to express our appreciation for your continued interest in Redline Performance Products, Inc. We look forward to seeing you at the Annual Meeting.

                                          Sincerely,

                                          /s/ KENT H. HARLE
                                          --------------------------------------
                                          KENT H. HARLE
                                          Chief Executive Officer

                       REDLINE PERFORMANCE PRODUCTS, INC.

                             ---------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                             ---------------------

To the Shareholders of Redline Performance Products, Inc.:

     The 2003 Annual Meeting of the shareholders of Redline Performance Products, Inc. (the "Company") will be held at The Embassy Suites
Hotel -- Bloomington, 2800 West 80th Street, Bloomington, Minnesota 55431 on Monday September 8, 2003, at 2:00 p.m. Minneapolis time (Central Daylight Savings Time), for the following purposes:

          1. To elect seven members of the board of directors of the Company, to serve for a one-year term expiring at the 2004 Annual Meeting of Shareholders;

          2. To ratify amendment of the Company's 2000 Stock Option Plan, to increase the number of shares of the Company's common stock authorized and reserved for issuance thereunder from 333,334 to 700,000 shares;

          3. To ratify appointment of Virchow, Krause & Company, LLP as the Company's Independent Certified Public Accountants for the fiscal year ending March 31, 2004; and

          4. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

     Shareholders of record at the close of business on Thursday, July 17, 2003 will be entitled to vote at the Annual Meeting, whether in person or by proxy. A list of shareholders entitled to vote at the Annual Meeting will be available for inspection at the principal offices of the Company.

                                          By Order of the Board of Directors

                                          /s/ CHRIS B. RODEWALD
                                          --------------------------------------
                                          CHRIS B. RODEWALD
                                          Secretary

2510 Commerce Way
Vista, California 92081
July 31, 2003

TO ENSURE YOUR REPRESENTATION AT THE MEETING IN THE EVENT YOU CANNOT ATTEND, YOU ARE URGED TO RETURN A PROXY AS SOON AS POSSIBLE. SHAREHOLDERS MAY VOTE, SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE POSTAGE-PREPAID ENVELOPE PROVIDED. PLEASE SEE THE PROXY STATEMENT FOR ADDITIONAL DETAILS. SHAREHOLDERS ATTENDING THE MEETING MAY VOTE IN PERSON, EVEN IF THEY HAVE RETURNED A PROXY.

                               TABLE OF CONTENTS

General Description of This Proxy Statement.................    1
Voting Securities, Quorum and Vote Required.................    1
  Proxies...................................................    2
     Voting Your Proxy......................................    2
     How to Vote Your Proxy.................................    2
     Revoking Your Proxy....................................    2
     Voting In Person.......................................    2
  Proxy Solicitation........................................    2
  Delivery of Proxy Materials and Annual Report to
     Households.............................................    3
SECURITY OWNERSHIP OF BENEFICIAL OWNERS AND MANAGEMENT......    3
  Ownership by Management...................................    4
  Ownership of Other Shareholders...........................    5
CORPORATE GOVERNANCE........................................    5
  Director Compensation.....................................    5
  Board Meetings and Actions................................    5
  Committees of the Board of Directors......................    5
     Audit Committee........................................    5
     Compensation Committee.................................    6
  Certain Relationships and Related Transactions............    6
  Section 16 Beneficial Ownership Reporting Compliance......    7
AUDIT COMMITTEE REPORT......................................    7
PROPOSAL NO. 1 -- ELECTION OF DIRECTORS.....................    8
  General...................................................    8
  Information Concerning Nominees and Directors.............    8
EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS....................    9
SIGNIFICANT EMPLOYEES.......................................   10
PROPOSAL NO. 2 -- RATIFYING AMENDMENT OF 2000 STOCK OPTION
  PLAN......................................................   10
  General...................................................   10
  Description of the 2000 Stock Option Plan.................   10
PROPOSAL NO. 3 -- RATIFICATION OF THE BOARD OF DIRECTORS'
  APPOINTMENT OF VIRCHOW, KRAUSE & COMPANY, LLP AS OUR
  INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR 2004.........   11
  General...................................................   11
  Audit Fees................................................   12
  Financial Information Systems Design and Implementation
     Fees...................................................   12
  All Other Fees............................................   12
EQUITY COMPENSATION PLANS...................................   12
  Description of the 2000 Stock Option Plan.................   12
  Description of the Amended and Restated 2001 Non-Employee
     Director Stock Option Plan.............................   12
EXECUTIVE COMPENSATION AND STOCK OPTION INFORMATION.........   13
  Executive Compensation....................................   13

SUMMARY COMPENSATION TABLE..................................   13
  Employment Agreements.....................................   13
  Option Grants in Last Fiscal Year.........................   15
  Option Exercises in Last Fiscal Year and Fiscal Year-End
     Option Values..........................................   15
  Limitations on Liability and Indemnification..............   15
OTHER MATTERS...............................................   17
SHAREHOLDER PROPOSALS.......................................   17
ANNUAL REPORT AND FORM 10-KSB...............................   17
APPENDIX A -- AUDIT COMMITTEE CHARTER
APPENDIX B -- 2000 STOCK OPTION PLAN

                       REDLINE PERFORMANCE PRODUCTS, INC.
                             ---------------------

                                PROXY STATEMENT

                             ---------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                    TO BE HELD ON MONDAY, SEPTEMBER 8, 2003

GENERAL DESCRIPTION OF THIS PROXY STATEMENT

     This proxy statement is furnished to holders of shares of common stock of Redline Performance Products, Inc., as of July 17, 2003, in connection with the board of directors' solicitation of the enclosed proxy for the Annual Meeting. A shareholder giving a proxy may revoke it at any time prior to the Annual Meeting by filing written notice of the termination of the appointment with an officer of the Company, by attending the Annual Meeting and voting in person, or by filing a new written appointment of a proxy with an officer of the Company. The revocation of a proxy will not affect any vote taken prior to such revocation. This proxy statement was first mailed to shareholders on or about July 31, 2003.

VOTING SECURITIES, QUORUM AND VOTE REQUIRED

     Only holders of record of common stock, par value $0.01 per share, of the Company ("Common Stock") as of the close of business on July 17, 2003 (the "Record Date"), are entitled to receive notice of and to vote at the Annual Meeting. On the Record Date, there were 4,582,020 shares of Common Stock outstanding, constituting all of the outstanding voting securities of the Company. Shareholders are entitled to one vote for each share of Common Stock held as of the Record Date.

     A quorum of shareholders is necessary to hold a valid Annual Meeting. A quorum will exist at the Annual Meeting if the holders of record as of the Record Date of a majority of the number of shares of Common Stock outstanding as of the Record Date are present in person or represented by proxy at the Annual Meeting. Shares held as of the Record Date by holders who are present in person or represented by proxy at the Annual Meeting, but who have abstained from voting or not voted with respect to some or all of such shares on any proposal to be voted on at the Annual Meeting, will be counted as present for purposes of establishing a quorum.

     To be elected as a director at the Annual Meeting (Proposal No. 1), each candidate for election must receive a plurality of the votes cast by the shareholders present in person or represented by proxy at the Annual Meeting. The affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting is required to ratify amendment of the Company's 2000 Stock Option Plan to increase the number of shares of Common Stock authorized and reserved for issuance thereunder from 333,334 to 700,000 shares (Proposal No. 2). The affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting is required to ratify the board of directors' appointment of Virchow, Krause & Company, LLP as the Company's Independent Certified Public Accountants for fiscal year 2004 (Proposal No. 3).

     Shares represented by proxies which are marked "WITHHELD" with regard to the election of directors (Proposal No. 1) will be excluded entirely from the vote and will have no effect.

     Shares represented by proxies which are marked "ABSTAIN" with regard to ratification of the amendment to the Company's 2000 Stock Option Plan (Proposal No. 2) will be considered present in person or represented by proxy at the Annual Meeting and will have the effect of a negative vote because approval of that proposal requires the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting.

     Shares represented by proxies which are marked "ABSTAIN" with regard to ratification of the appointment of Virchow, Krause & Company, LLP as the Company's Independent Certified Public Accountants for fiscal year 2004 (Proposal No. 3) will be considered present in person or represented by proxy at the Annual Meeting and will have the effect of a negative vote because approval of that proposal requires the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting.

     A broker "non-vote" occurs when nominees (such as banks and brokers) that hold shares on behalf of beneficial owners do not receive voting instructions from the beneficial owners at least ten days before the meeting and do not have discretionary voting authority to vote those shares on a particular matter. In that case, the shares covered by such a "non-vote" proxy will be considered present at the meeting for purposes of determining a quorum but will not be considered to be represented at the Annual Meeting for purposes of calculating the vote required for approval of such matter.

PROXIES

     Voting Your Proxy. By executing and returning the proxy, you are authorizing Kent H. Harle and Mark A. Payne to represent you and vote your shares at the meeting according to your instructions.

     You may vote in person at the Annual Meeting or by proxy. Whether or not you plan to attend the meeting, we recommend that you vote your shares by proxy. Submitting your proxy card will not prevent you from voting your shares at the meeting if you desire to do so, as your vote by proxy is revocable at your option.

     If you sign and return your proxy card in time for it to be voted at the Annual Meeting, your shares will be voted as you have directed on the proxy card. If you sign and return your proxy card in time for it to be voted at the Annual Meeting but do not indicate how your shares are to be voted with respect to Proposal No. 1 or Proposal No. 2, your shares will be voted FOR such proposal(s).

     The board of directors knows of no matters, other than Proposal Nos. 1, 2 and 3 as set forth in the accompanying Notice of Annual Meeting of Shareholders, to be presented at the Annual Meeting. If any other matter is properly presented at the Annual Meeting upon which a vote may properly be taken, shares represented by duly executed and timely returned proxy cards will be voted on any such matter in accordance with the judgment of the named proxies.

     How to Vote Your Proxy. You may vote by proxy by completing, signing, dating and returning your proxy card by mail in the enclosed envelope. If you hold your shares through a broker, you should provide written instructions to your broker on how to vote your shares. Proposal No. 1 and Proposal No. 3 are routine matters and, accordingly, your broker will be permitted to vote your shares on these proposals without instruction from you. As a result, if you do not provide your broker with instructions on how to vote your shares for Proposal No. 1 or Proposal No. 3, your broker may vote your shares in a different manner with respect to those proposals than you would have voted if you had provided instructions.

     Revoking Your Proxy.  You may revoke your proxy before it is voted by:

     - sending in a new proxy with a later date;

     - notifying the Secretary of the Company in writing before the Annual Meeting that you have revoked your proxy; or

     - voting in person at the Annual Meeting.

     Voting in Person. If you plan to attend the Annual Meeting and wish to vote in person, we will give you a ballot at the meeting. However, if your shares are held in the name of your broker, bank or other nominee, you must bring to the Annual Meeting a proxy from your nominee authorizing you to vote your "street name" shares held as of the Record Date.

PROXY SOLICITATION

     This solicitation is made on behalf of our board of directors and we will bear the costs of the solicitation. Proxies may be solicited by telephone, fax or personal interview by the directors, officers and employees of the Company, who will not receive additional compensation for the solicitation. We will also reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to shareholders.

DELIVERY OF PROXY MATERIALS AND ANNUAL REPORT TO HOUSEHOLDS

     The Securities and Exchange Commission has implemented a rule permitting companies and brokers, banks or other intermediaries to deliver a single copy of an annual report and proxy statement to households at which two or more beneficial owners reside. This method of delivery, which eliminates duplicate mailings, is referred to as "householding." Beneficial owners sharing an address who have been previously notified by their broker, bank or other intermediary and have consented to householding, either affirmatively or implicitly by not objecting to householding, will receive only one copy of the Company's Annual Report and this proxy statement.

     If you hold your shares in your own name as a holder of record, householding will not apply to your shares.

     Beneficial owners who reside at a shared address at which a single copy of the Company's Annual Report and this proxy statement is delivered may obtain a separate Annual Report and/or proxy statement without charge by sending a written request to: REDLINE PERFORMANCE PRODUCTS, INC., 2510 Commerce Way, Vista, California 92081, Attention: Investor Relations, or by calling the Company at (760) 599-1003. The Company will promptly deliver an Annual Report and proxy statement upon request.

     Not all brokers, banks or other intermediaries may offer the opportunity to permit beneficial owners to participate in householding. If you want to participate in householding and eliminate duplicate mailings in the future, you must contact your broker, bank or other intermediary directly. Alternately, if you want to revoke your consent to householding and receive separate annual reports and proxy statements for each beneficial owner sharing your address, you must contact your broker, bank or other intermediary to revoke your consent.

                             SECURITY OWNERSHIP OF
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information with respect to the beneficial ownership of the Company's Common Stock as of July 17, 2003 by each person known to the Company who then beneficially owned more than 5% of the outstanding shares of Common Stock, each director of the Company, each nominee for director, each executive officer named in the Summary Compensation Table and all executive officers and directors as a group. As of July 17, 2003, there were 4,582,020 shares of

Common Stock outstanding. Except as otherwise indicated, the named beneficial owner has sole voting and investment powers with respect to the shares held by such beneficial owner.

                            OWNERSHIP BY MANAGEMENT

                                                           NUMBER OF SHARES
                                                           OF COMMON STOCK    PERCENTAGE OF
                                                             BENEFICIALLY      BENEFICIAL
NAME AND ADDRESS                                                OWNED           OWNERSHIP
----------------                                           ----------------   -------------
Kent H. Harle(1).........................................      380,293             8.3%
Mark A. Payne(2).........................................       30,000               *
Chris B. Rodewald(3).....................................      380,293             8.3%
David G. Mell(4).........................................       83,669             1.8%
Stanley R. Herman(5).....................................        7,500               *
Michael J. Degen(6)......................................        7,500               *
Clyde Fessler(7).........................................        7,500               *
Robert J. Korkowski(8)...................................        7,500               *
Directors and Officers as a Group (eight persons)(9).....      874,255            18.6%

---------------

 *  Represents less than 1% of the outstanding shares of our Common Stock.

(1) Mr. Harle's address is c/o Redline Performance Products, Inc., 2510 Commerce Way, Vista, California 92081. The shares beneficially owned by Mr. Harle include: (i) 367,793 shares of our Common Stock and (ii) options to purchase 12,500 shares of our Common Stock.

(2) Mr. Payne's address is c/o Redline Performance Products, Inc., 1120 Wayzata Boulevard E., Suite 200, Wayzata, Minnesota 55391. The shares beneficially owned by Mr. Payne consist of options to purchase 30,000 shares of our Common Stock.

(3) Mr. Rodewald's address is c/o Redline Performance Products, Inc., 2510 Commerce Way, Vista, California 92081. The shares beneficially owned by Mr. Rodewald include: (i) 367,793 shares of our Common Stock and (ii) options to purchase 12,500 shares of our Common Stock.

(4) Mr. Mell's address is c/o Redline Performance Products, Inc., 1120 Wayzata Boulevard E., Suite 200, Wayzata, Minnesota 55391. The shares beneficially owned by Mr. Mell include: (i) 30,000 shares of our Common Stock; (ii) options to purchase 24,167 shares of our Common Stock; and (iii) warrants to purchase 29,502 shares of our Common Stock.

(5) Mr. Herman's address is c/o Redline Performance Products, Inc., 1120 Wayzata Boulevard E., Suite 200, Wayzata, Minnesota 55391. The shares beneficially owned by Mr. Herman consist of options to purchase 7,500 shares of our Common Stock.

(6) Mr. Degen's address is c/o Redline Performance Products, Inc., 1120 Wayzata Boulevard E., Suite 200, Wayzata, Minnesota 55391. The shares beneficially owned by Mr. Degen consist of options to purchase 7,500 shares of our Common Stock.

(7) Mr. Fessler's address is c/o Redline Performance Products, Inc., 1120 Wayzata Boulevard E., Suite 200, Wayzata, Minnesota 55391. The shares beneficially owned by Mr. Fessler consist of options to purchase 7,500 shares of our Common Stock.

(8) Mr. Korkowski's address is c/o Redline Performance Products, Inc., 1120 Wayzata Boulevard E., Suite 200, Wayzata, Minnesota 55391. The shares beneficially owned by Mr. Korkowski consist of options to purchase 7,500 shares of our Common Stock.

(9) Includes shares described in notes (1) through (8) above.

                        OWNERSHIP OF OTHER SHAREHOLDERS

                                                         NUMBER OF SHARES OF   PERCENTAGE OF
                                                            COMMON STOCK        BENEFICIAL
NAME AND ADDRESS                                         BENEFICIALLY OWNED      OWNERSHIP
----------------                                         -------------------   -------------
Perkins Capital Management, Inc.(1)....................        326,137              7.0%

---------------

(1) The address of Perkins Capital Management, Inc. is 730 East Lake Street, Wayzata, Minnesota 55391. Includes: (i) 226,966 shares of our Common Stock and warrants to purchase 99,171 shares of our Common Stock. Richard W. Perkins is a control person of Perkins Capital Management, Inc., Perkins Capital Management, Inc. and Richard W. Perkins disclaim beneficial ownership of all shares.

                              CORPORATE GOVERNANCE

DIRECTOR COMPENSATION

     Compensation for directors is comprised of cash and stock options. Each director receives $1,000 for attending meetings of our board of directors and $500 for attending committee meetings, provided that no director will be paid more than $1,000 for any day, regardless of the number and type of meetings attended. In addition, pursuant to our Amended and Restated 2001 Non-Employee Director Stock Option Plan, we grant to each non-employee director an option to purchase 30,000 shares of Common Stock upon becoming a director and an option to purchase 5,000 shares annually during the term of each director's service. The Company reimburses directors for expenses incurred in connection with serving on our board of directors.

     A description of the Amended and Restated 2001 Non-Employee Director Stock Option Plan and of the stock options to be awarded to directors, can be found under the caption "Equity Compensation Plans -- Amended and Restated 2001 Non-Employee Director Stock Option Plan," below.

BOARD MEETINGS AND ACTIONS

     Board Meetings. During the fiscal year ended March 31, 2003, the board of directors of the Company held 13 meetings, and acted by unanimous written consent on 2 occasions. Each of our directors attended 75% percent or more of the meetings of the board of directors and any committee on which they served during the fiscal year ended March 31, 2003.

     The board of directors has established two committees, the audit committee and the compensation committee. The Company does not have a nominating committee. The composition and function of the audit and compensation committees, and the number of meetings held during the fiscal year ended March 31, 2003, are described below.

COMMITTEES OF THE BOARD OF DIRECTORS

     Audit Committee. The audit committee for the fiscal year ended March 31, 2003 consisted of Michael Degen, who served as chairman, and Stanley Herman, each of whom is an independent director. As of the date of this Proxy Statement, the audit committee consists of Michael Degen and Robert Korkowski, who is also an independent director and serves as chairman. The audit committee has the responsibility to engage our independent auditors and to review and discuss with the auditors the scope of examination, their proposed fee and the overall approach to the audit. The audit committee also reviews our annual financial statements with the auditors and our management, and oversees the establishment and maintenance of our internal accounting controls. The audit committee also reviews transactions between us and our directors or officers.

     A copy of the audit committee charter is attached to this proxy statement as Appendix A.

     The audit committee met once during the fiscal year ending March 31, 2003.

     Compensation Committee. The compensation committee consists of David Mell, who serves as chairman, and Stanley Herman, each of whom is an independent director. In accordance with our compensation committee charter, the compensation committee is responsible for establishing our compensation philosophy, recommending executive officer compensation and establishing executive officer performance goals. The committee also administers our 2000 Stock Option Plan, and is authorized to grant options under this plan. The compensation committee did not meet during the fiscal year ended March 31, 2003.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     A. On March 8, 2000, we entered into an Asset Purchase Agreement among our Company, Kent Harle, Chris Rodewald, William Savage and TMAG Industries, Inc. Kent Harle is our Chief Executive Officer and a director. Chris Rodewald is our Vice President of Sales and Marketing. TMAG Industries, Inc. is been wholly-owned and managed by Kent Harle, Chris Rodewald and William Savage. Pursuant to the agreement, we purchased technology from Kent Harle, Chris Rodewald and William Savage, as well as the snowmobile-related assets of TMAG Industries, Inc.

     In connection with the transfer, the Company executed certain promissory notes and assumed certain obligations of TMAG Industries, Inc. One of the promissory notes was in the original principal amount of $114,727 and related to a bank loan obtained by TMAG Industries, Inc. for the benefit of our Company. Repayment of the note was guaranteed by Kent Harle and Chris Rodewald. The note accrued interest at the annual rate of 6%. As of March 31, 2002, we included in our liabilities the $114,727 owed by TMAG Industries, Inc. to two banks. We have assumed the liabilities owed to the two banks. As of March 31, 2003, the balance of the indebtedness was approximately $85,771, of which $49,822 was guaranteed by Kent Harle and Chris Rodewald. We repaid this amount in full in May 2003, with proceeds from the initial public offering. We have not paid any compensation to Kent Harle or Chris Rodewald for their guarantees.

     B. We have entered into employment agreements with Kent Harle, Mark Payne and Chris Rodewald, our executive officers. For a description of the employment agreements, see "Summary Compensation Table -- Employment Agreements."

     C. Kent Harle and Chris Rodewald have guaranteed the repayment of two lines of credit with a bank. The aggregate amount of the lines of credit is $100,000 and the balance was $99,242 as of March 31, 2003. Kent Harle and Chris Rodewald also guaranteed the repayment of credit card debt in the amount of $88,349 as of March 31, 2003. We have not paid any compensation to Kent Harle or Chris Rodewald for their guarantees. We repaid one line of credit in full with proceeds from the initial public offering. Approximately $50,000 remains outstanding under the second line of credit.

     D. As of March 31, 2003, we owed Kent Harle and Chris Rodewald an aggregate total of approximately $233,097. The amount owed to Kent Harle consisted of $45,000 in accrued but unpaid salary and $21,130 in unpaid expenses. The amount owed to Chris Rodewald consisted of $48,462 in accrued but unpaid salary and $90,446 in unpaid expenses. We repaid all of Mr. Harle's accrued but unpaid salary and unpaid expenses with proceeds from the initial public offering. We repaid Mr. Rodewald's unpaid expenses with proceeds from the initial public offering.

     E. We are party to a lease agreement for a building located in Vista, California. Pursuant to the terms of the lease agreement, Kent Harle and Chris Rodewald have agreed to jointly and severally guarantee the payment of amounts owed by us. Neither Kent Harle nor Chris Rodewald have received any compensation for their guaranty of the lease.

     F. In 2002, David Mell, a director, guaranteed the repayment of portions of two term loans provided to us by a bank. The aggregate total of the amount guaranteed by David Mell was $34,000. As compensation for the guarantees and extensions thereof, we granted to Mr. Mell warrants to purchase an aggregate of 8,168 shares of Common Stock at a price of $3.75 per share. We repaid the term loans on October 15, 2002.

     G. During the fiscal years ended March 31, 2002 and 2003, we engaged David Mell, a director, to provide consulting services to our Company. Mr. Mell provided consulting services on his usual and customary terms. On December 10, 2002 Mr. Mell converted the entire amount owed to him, $56,250, into 15,000 shares of our Common Stock. Also on that date, the Company and Mr. Mell terminated the consulting agreement.

     H. In August 2002, we issued a promissory note to an entity for which Perkins Capital Management, Inc. has voting authority. Perkins Capital Management, Inc. beneficially owns more than 5% of our Common Stock. The entity made a loan to us in the amount of $50,000. The promissory note accrued interest at an annual rate of 10%. We repaid the promissory note in October 2002. In connection with this loan, we granted to the entity a warrant to purchase 5,000 shares of our Common Stock at a per share exercise price of $3.75.

SECTION 16 BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the directors and executive officers of public companies to file initial reports of ownership and reports of changes of ownership of their company's Common Stock with the Securities and Exchange Commission. The Company's directors and executive officers became subject to this requirement in connection with the Company's initial public offering in May 2003. During the fiscal year ending March 31, 2003, therefore, the Company's directors and executive officers were not subject to Section 16(a) reporting obligations in connection with their positions as the Company's directors and executive officers.

                             AUDIT COMMITTEE REPORT

     The Audit Committee reports to and acts on behalf of the board of directors by providing oversight of (1) the integrity of the Company's financial statements, (2) the Company's compliance with legal and regulatory requirements,
(3) the independent certified public accountant's qualifications and independence, and (4) the performance of the Company's internal auditors and the Company's independent certified public accountants. The Audit Committee is comprised of two directors, both of whom meet the standards of independence adopted by the Securities and Exchange Commission and the American Stock Exchange.

     In performing our oversight responsibilities, we have reviewed and discussed the audited financial statements of the Company for the year ended March 31, 2003 with management and with representatives of Virchow, Krause & Company, LLP, the Company's independent certified public accountants.

     We also discussed with the independent certified public accountants matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended by Statement on Auditing Standards No. 90. We have received from the Company's independent certified public accountants the written disclosures and the letter required by Independence Standards Board No. 1, Independence Discussions with Audit Committees, and discussed with the independent certified public accountants their independence. We are satisfied that the non-audit services provided to the Company by the independent certified public accountants are compatible with maintaining their independence.

     In reliance on the reviews and discussions referred to in this report, and subject to the limitations of our role, we recommended to the board of directors (and the board has approved) that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended March 31, 2003.

                                          AUDIT COMMITTEE
                                          Michael Degen
                                          Robert Korkowski

                                 PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

GENERAL

     Pursuant to our First Amended and Restated Bylaws (the "Bylaws"), all of our directors are elected at each Annual Meeting of Shareholders. Each director elected at the Annual Meeting will hold office until the next Annual Meeting of Shareholders and until the director's successor is duly elected and qualified, or until the director's earlier resignation or removal. The Bylaws provide that the number of directors shall be fixed from time to time by a majority of the board of directors. Currently, the number of directors has been fixed at seven directors.

     Shareholders may withhold authority to vote for the entire slate of directors as nominated or, by indicating an individual nominee in the space provided on the proxy card, may withhold the authority to vote for any individual nominee. Instructions on the accompanying proxy card to withhold authority to vote for one or more of the nominees will result in such nominees receiving fewer votes. If any nominee is unable to serve or for good cause will not serve as a director, such shares will be voted for the election of such substitute nominee as the board of directors may designate. Each person nominated for election has agreed to serve if elected, and the board of directors has no reason to believe that any nominee will be unavailable to serve.

     The names of the nominees for directors nominated by your board of directors and presented for consideration by the shareholders, all of whom are incumbent directors, their ages, the year in which they became directors of the Company, and certain other information about them are set forth below. None of the corporations or other organizations referred to below with which a nominee for director has been employed or otherwise associated is a parent, subsidiary or other affiliate of the Company.

INFORMATION CONCERNING NOMINEES AND DIRECTORS

     Kent H. Harle -- age 36. Mr. Harle has been our Chief Executive Officer since May 2000 and a director since our inception in December 1999. Mr. Harle also served as our President from our inception in December 1999 to September 2002 and as our Chief Financial Officer from our inception in December 1999 through June 2001. From December 1997 to December 1999, Mr. Harle was the Vice President of Business and Product Development for TMAG Industries, Inc., a Vista, California-based vehicle design and commercial lighting company operated and partly-owned by Mr. Harle and Mr. Rodewald. Mr. Harle is based in our California office.

     Mark A. Payne -- age 43. Mr. Payne has been our President and Chief Financial Officer since September 2002, and a director since November 2002. From September 1999 to June 2002, Mr. Payne was Chief Financial Officer of Agiliti, Inc., a privately-held information technology outsourcing company based in Minneapolis, Minnesota. From April 1998 to September 1999, Mr. Payne was the sole principal and owner of Capital Growth Strategies, LLC, a financial consulting firm based in Minneapolis, Minnesota that provided management, financing and other assistance to start-up and emerging companies. From August 1996 to April 1997, Mr. Payne served as Chief Financial Officer and from May 1997 to February

1998, he served as President, of Famous Dave's of America, Inc., a publicly-held company based in Minneapolis, Minnesota that operates a chain of barbeque-style restaurants. Mr. Payne is based in our Minnesota office. Pursuant to his employment agreement, we have appointed Mr. Payne to the board of directors and will continue to nominate him to be a director as long as he is an executive officer.

     David G. Mell -- age 56. Mr. Mell has been a director since December 2000. Since January 2001, Mr. Mell has been a consultant to and an investor in early stage companies based in Minnesota. From May 1999 through December 2000, he served as the President and Chief Operating Officer of Fieldworks, Inc., a publicly-held manufacturer of durable mobile computing products based in Minneapolis, Minnesota, now operating under the name of Kontron Mobile Computing, Inc. He also served as Chief Executive Officer of Fieldworks from July 1999 through November 2000. From January 1996 to December 1998, he was Vice President of Business Processes for Imation Corp., a St. Paul, Minnesota-based publicly-held data storage and information management company spun off from 3M Corporation in 1996.

     Stanley R. Herman -- age 48. Mr. Herman has been a director since March 2003. Since February 2003, Mr. Herman has been a partner and Chief Executive Officer of F2 Intelligence Group, a strategic consulting firm based in Minneapolis, Minnesota. From August 1999 to January 2003, Mr. Herman was the President of Johnson Grossfield, Inc., a private consumer marketing firm based in Minneapolis, Minnesota focused on businesses which utilize franchise and dealer networks. From September 1998 to August 1999, Mr. Herman was a Managing Director at Goldsmith, Agio & Helms, an investment banking firm based in Minneapolis, Minnesota. From April 1998 to August 1998, he was a partner at Manchester Companies, a management consulting firm based in Minneapolis, Minnesota.

     Michael Degen -- age 59. Mr. Degen has been a director since March 2003. Since May 2002, he has been the President and Chief Executive Officer of Nortech Systems Incorporated, a publicly-held manufacturer of wire harnesses, cable assemblies, electronic sub-assemblies, and printed circuit board assemblies based in Minneapolis, Minnesota. Mr. Degen has been a director of Nortech Systems Incorporated since May 1998. From August 1997 to December 2000, Mr. Degen was the Managing Director, Worldwide Operations, of The Toro Company, a publicly-held manufacturer of lawn mowers, snow throwers and other products based in Minneapolis, Minnesota. From January 1995 to July 1997, he was the Managing Director, Worldwide Parts, of The Toro Company. From April 2001 to March 2002 he was a Senior Manager of SSI Worldwide, a technology consulting company.

     Clyde Fessler -- age 61. Mr. Fessler has been a director since June 2003. He has been an employee of Harley-Davidson, Inc., a publicly-held company based in Milwaukee, Wisconsin, for more than the past five years. Harley-Davidson designs, manufactures and sells motorcycles and related products, and also finances wholesale inventory receivables and consumer retail installment sales contracts related to motorcycles and other products. Mr. Fessler served as Harley-Davidson's Vice President of Business Development from May 1996 to February 2002, Vice President of General Merchandise from May 1994 to May 1996 and Vice President/Managing Director of Europe from June 1993 to May 1994.

     Robert J. Korkowski -- age 62. Mr. Korkowski has been a director since July 2003. Mr. Korkowski has been retired since 1996. From 1989 to 1996, Mr. Korkowski was Senior Vice President of Finance and a Director of Opus Corporation, a privately-held real estate developer and construction company. From 1986 to 1989, Mr. Korkowski was the Vice President and Chief Financial Officer of National Computer Systems, Inc., a publicly-held information systems company. Mr. Korkowski currently serves on the Board of Valuevision Media, Inc., a publicly-held direct marketing company based in Minneapolis, Minnesota.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION
            OF THE ABOVE-NAMED NOMINEES AS DIRECTORS OF THE COMPANY.

                    EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

     In addition to Messrs. Harle and Payne, who are executive officers and directors of the Company, set forth below is certain information concerning non-director employees who serve as executive officers of the

Company. Our executive officers serve at the discretion of the Board of Directors. There are no family relationships between any of our directors and executive officers. None of the corporations or other organizations referred to below with which an executive officer has been employed or otherwise associated is a parent, subsidiary or other affiliate of the Company.

     Chris B. Rodewald -- age 34. Mr. Rodewald has been a Vice President since our inception in December 1999 and became our Vice President of Sales and Marketing in May 2000. He also serves as our Secretary and has served in that capacity from December 1999 to August 2001 and since October 2001. Mr. Rodewald also served as a director from our inception in December 1999 through December 2002. From December 1997 to December 1999, Mr. Rodewald was the Vice President of Sales and Marketing for TMAG Industries, Inc., a Vista, California-based vehicle design and commercial lighting company owned and operated by Mr. Rodewald and Mr. Harle. Mr. Rodewald is based in our California office.

                             SIGNIFICANT EMPLOYEES

     John L. Hagen -- age 34. Mr. Hagen has been our Director of Manufacturing since June 2003. From November 1999 to September 2002, Mr. Hagen was Vice President of Manufacturing for Indian Motorcycle Company. From May 1993 to November 1999, Mr. Hagen served as General Manager/ Operations Manager of Harley-Davidson, Inc. Mr. Hagen is based out of our California location and has direct responsibility for all aspects of our manufacturing.

                                 PROPOSAL NO. 2

                 RATIFYING AMENDMENT OF 2000 STOCK OPTION PLAN

GENERAL

     The Company's 2000 Stock Option Plan (the "2000 Stock Option Plan") currently provides for the issuance of up to 333,334 shares of Common Stock. On June 5, 2003, the board of directors voted to amend the 2000 Stock Option Plan to increase the number of shares authorized and reserved for issuance thereunder from 333,444 shares to 700,000 shares of Common Stock (subject to adjustment in the event of stock splits and other similar events), and to recommend the amendment to the stockholders of the Company for approval. The board of directors' primary reason for adopting the amendment was to enhance the Company's ability to attract, retain and motivate key personnel.

     The board of directors believes that the continued growth and profitability of the Company depends, in large part, upon the ability of the Company to maintain a competitive position in attracting, retaining and motivating key personnel, and that the approval of the amendment of the 2000 Stock Option Plan furthers these objectives. Upon approval of the amendment, the 700,000 shares available under the 2000 Stock Option Plan will equal approximately 16% of our issued and outstanding Common Stock.

DESCRIPTION OF THE 2000 STOCK OPTION PLAN

     On July 31, 2000 our directors adopted, and on July 31, 2000 the shareholders approved, the 2000 Stock Option Plan. The 2000 Stock Option Plan provides for the granting to employees of incentive stock options within the meaning of Section 422 of the Internal Revenue Code and for the granting to employees and consultants of nonstatutory stock options. The Company has authorized and reserved 333,334 shares of Common Stock for issuance under the plan (and will authorize and reserve an additional 366,666 shares under the 2000 Stock Option Plan pursuant to the proposed amendment). Options to purchase 124,171 shares of Common Stock are outstanding. To date no options have been exercised under the plan. Unless terminated sooner, the plan will terminate automatically on July 31, 2010. Options then outstanding at the time the plan terminates will remain in effect until the earlier of exercise or expiration. The board of directors has the authority to amend, suspend or terminate the plan, but no such action may affect any share of Common Stock previously issued and sold or any option previously granted under the plan.

     Our compensation committee administers the plan. The administrator has the authority to determine the terms of each option granted, including the exercise price, the number of shares subject to the option and the exercisability thereof and the form of consideration payable upon exercise. An option granted under the plan is not generally transferable by the optionee and each option is exercisable during the lifetime of the optionee only by such optionee, except that non-qualified stock options may be transferred under limited circumstances. An option granted under the plan must be exercised within three months after termination of the optionee's status as our employee or consultant (or within six months after termination of such status by death or disability), but in no event later than the expiration of the option's term. The exercise price of all stock options granted under the plan must be equal to the fair market value of the Common Stock on the date of grant. With respect to any participant who owns stock possessing more than 10% of the voting power of all classes of our outstanding capital stock, the exercise price of any incentive stock option or nonstatutory option must equal at least 110% of the fair market value on the grant date and the term of the option must not exceed five years. The term of all other options granted under the plan may not exceed 10 years. The plan provides for equitable share and price adjustments in the event of a stock dividend, stock split or similar change in capitalization. Vesting ceases upon termination of employment or engagement. Options held by employees terminate on the date of termination if termination is "for cause," on the date six months after termination if termination is due to death and disability and on the date three months after termination if employment is terminated for any other reason. The plan provides that in the event of a recapitalization, merger, consolidation or reorganization with or into another corporation, outstanding stock options will either be assumed or substituted by the acquiring corporation.

     The board of directors has directed that its amendment of the Company's 2000 Stock Option Plan be submitted for approval by the shareholders at the Annual Meeting. Shareholder ratification of the amendment of the 2000 Stock Option Plan is required by the terms of the 2000 Stock Option Plan. If shareholders do not approve the board of directors' amendment to the 2000 Stock Option Plan, the board of directors may submit the matter at a future meeting of shareholders.

THE BOARD OF DIRECTORS OF THE COMPANY HAS UNANIMOUSLY APPROVED THE AMENDMENT TO
 THE 2000 STOCK OPTION PLAN AND RECOMMENDS THAT THE COMPANY'S SHAREHOLDERS VOTE
       "FOR" RATIFICATION OF THE AMENDMENT TO THE 2000 STOCK OPTION PLAN.

                                 PROPOSAL NO. 3

             RATIFICATION OF THE BOARD OF DIRECTORS' APPOINTMENT OF
                     VIRCHOW, KRAUSE & COMPANY, LLP AS OUR
               INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR 2004

GENERAL

     The audit committee recommended that the board of directors appoint, and the board of directors has appointed, Virchow, Krause & Company, LLP as the Company's Independent Certified Public Accountants for the fiscal year ending March 31, 2004. The board of directors has directed that its appointment of Virchow, Krause & Company, LLP as the Company's Independent Certified Public Accountants for the fiscal year ending March 31, 2004 be submitted for ratification by the shareholders at the Annual Meeting. Shareholder ratification of the appointment of Virchow, Krause & Company, LLP as the Company's Independent Certified Public Accountants for the fiscal year ending March 31, 2004 is not required by the Bylaws or otherwise, but is being pursued as a matter of good corporate practice. If shareholders do not ratify the board of directors' appointment of Virchow, Krause & Company, LLP as the Company's Independent Certified Public Accountants for the fiscal year ending March 31, 2004, the board of directors may consider the matter at its next meeting. Virchow, Krause & Company, LLP has audited the Company's balance sheets as of March 31, 2001, 2002 and 2003, and the related statements of operations, shareholders' deficit and cash flows for the years then ended and the period from December 22, 1999 (inception) to March 31, 2003.

     It is anticipated that one or more representatives of Virchow, Krause & Company, LLP will be present at the Annual Meeting with an opportunity to make a statement, if desired, and will be available to answer appropriate questions from shareholders who are present.

AUDIT FEES

     The aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended March 31, 2003 billed to the Company by Virchow, Krause & Company, LLP for the audit of the Company's annual financial statements for the fiscal year ending March 31, 2003 totaled approximately $21,676.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     There were no services provided by Virchow, Krause & Company LLP to the Company for the design and implementation of financial information systems, the direct or indirect operation or supervision of the Company's information system or the management of the Company's local area network during the last fiscal year.

ALL OTHER FEES

     Fees billed to the Company by Virchow, Krause & Company, LLP for all other non-audit services, consisting primarily of reading and comment to the registration statement prepared in connection with our initial public offering, totaled approximately $57,245 for the fiscal year ended March 31, 2003. The audit committee of the board of directors determined that these activities did not impair the independence of Virchow, Krause & Company, LLP.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL NO. 3 TO RATIFY THE
                                  SELECTION OF
     VIRCHOW, KRAUSE & COMPANY, LLP AS THE COMPANY'S INDEPENDENT CERTIFIED
         PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING MARCH 31, 2004.

                           EQUITY COMPENSATION PLANS

DESCRIPTION OF THE 2000 STOCK OPTION PLAN

     For a description of the 2000 Stock Option Plan, see "Proposal No.
2 -- Ratifying Amendment of 2000 Stock Option Plan -- 2000 Stock Option Plan," above.

DESCRIPTION OF THE AMENDED AND RESTATED 2001 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

     Under our Amended and Restated 2001 Non-Employee Director Stock Option Plan, eligible non-employee directors are automatically granted an option to purchase 30,000 shares of Common Stock upon initial election or appointment as a director. In addition, at each annual meeting of shareholders other than in the year in which the director received the initial grant, each eligible non-employee director is automatically granted an option to purchase 5,000 shares of Common Stock. The exercise price of the options is equal to the fair market value of the Common Stock on the date of grant. Options granted under the plan in an initial grant vest with respect to 7,500 shares of Common Stock on the date of grant and on each of the three anniversary dates of the eligible director's election or appointment to the board of directors. Annual grants vest with respect to 1,250 shares on the date of grant and on each of the first three anniversaries of the grant date. Options granted under the plan have a term of ten years from the date of grant, terminate immediately upon removal of the eligible non-employee director from the board of directors, and, in the event an eligible non-employee director ceases to serve as a director other than by removal by the board of directors, the options will terminate not later than the date five years from the date such person ceases to be a director.

     A total of 250,000 shares of Common Stock have been reserved for issuance under the plan. Options to purchase 201,670 shares of Common Stock at exercise prices ranging from $3.75 to $4.50 per share are outstanding. No options granted under the plan have been exercised. The plan provides for equitable share and price adjustments in the event of a stock dividend, stock split or similar change in capitalization. The plan also provides that in the event of a recapitalization, merger, consolidation or reorganization with or into another corporation, outstanding stock options will either be assumed or substituted by the acquiring corporation.

              EXECUTIVE COMPENSATION AND STOCK OPTION INFORMATION

EXECUTIVE COMPENSATION

     The following table sets forth in summary form information concerning the compensation paid by us during the fiscal years ended March 31, 2003, 2002 and 2001, to our chief executive officer, our president and chief financial officer and our vice president of sales and marketing, all of whom served as executive officers as of March 31, 2003.

                           SUMMARY COMPENSATION TABLE

                                                                                     LONG-TERM
                                                                                COMPENSATION AWARDS
                                         ANNUAL COMPENSATION               ------------------------------
                              ------------------------------------------                      SECURITIES
                                                            OTHER ANNUAL   RESTRICTED STOCK   UNDERLYING
NAME AND PRINCIPAL POSITION   YEAR   SALARY($)   BONUS($)   COMPENSATION    AWARD(S)($)(5)    OPTIONS(#)
---------------------------   ----   ---------   --------   ------------   ----------------   -----------
Kent H. Harle...............  2003    $90,000(2)   -0-          -0-                -0-              -0-
  Chief Executive Officer     2002    $90,000      -0-          -0-                -0-              -0-
                              2001    $87,500      -0-          -0-             33,334           16,667
Mark A. Payne...............  2003    $79,923(3)   -0-          -0-                -0-          240,000
  President and Chief         2002        -0-      -0-          -0-                -0-              -0-
  Financial Officer(1)        2001        -0-      -0-          -0-                -0-              -0-
Chris B. Rodewald...........  2003    $90,000(4)   -0-          -0-                -0-              -0-
  Vice President of Sales     2002    $90,000      -0-          -0-                -0-              -0-
  and Marketing               2001    $87,500      -0-          -0-             33,334           16,667

---------------

(1) Mr. Payne became our President and Chief Financial Officer on September 11, 2002.

(2) Includes deferred salary in the amount of $45,000.

(3) Includes deferred salary in the amount of $6,538.

(4) Includes deferred salary in the amount of $48,462.

(5) All shares of restricted stock have been cancelled.

EMPLOYMENT AGREEMENTS

     Employment Agreement with Kent Harle. We have entered into an employment agreement with Kent Harle dated July 31, 2000. The term of the employment agreement is four years and will automatically extend for additional one-year periods unless notice is given by either party of their intention not to extend the term of the employment agreement. The annual salary for each year of the term is $90,000. However, a committee consisting solely of non-employee directors may, at its discretion, increase the amount of the annual salary. Mr. Harle is eligible for bonus compensation as may be determined by the committee, as well as usual and customary benefits provided to our employees. In July 2003, our compensation committee increased Mr. Harle's salary to $140,000, effective June 1, 2003, and modified Mr. Harle's potential bonus compensation. Mr. Harle will receive a bonus equal to 40% of his annual salary if we ship 700 snowmobiles during the fiscal year ending March 31, 2004, 20% of his annual salary if we ship 600 snowmobiles during such period and no bonus if we ship less than 600 snowmobiles during such period. In July 2003, we granted Mr. Rodewald an option to purchase 10,000 shares of common stock at a per share price equal to $4.50. The options vest quarterly over a one-year period. As is required in our Underwriting Agreement with GunnAllen Financial, Inc., GunnAllen gave its consent to these changes in Mr. Harle's compensation. If his employment is terminated by us other than for "good cause," as defined in the employment agreement, Mr. Harle is entitled to a severance allowance equal to the lesser of the base salary remaining under the employment agreement or twelve months' base salary based on the annualized salary being paid as of the date of termination. The employment agreement includes nondisclosure, invention assignment, one-year noncompetition and other provisions. If we terminate Mr. Harle for refusing to relocate, he may not assert that any such termination was for other than "good cause."

     Employment Agreement with Mark Payne. We have entered into an employment agreement with Mark Payne effective October 15, 2002. Mr. Payne's annual base salary is $170,000. Mr. Payne is entitled to receive a cash bonus of up to $100,000 during his first year of employment upon our achievement of milestones. In June, 2003, Mr. Payne received the first milestone payment provided under his employment agreement. Mr. Payne is eligible to receive additional bonus payments in connection with the Company's performance. The bonus will be paid only if Mr. Payne is an employee on the date he earned the bonus, unless we terminated his employment other than for good cause or Mr. Payne terminated his employment for good reason. For the fiscal year ending March 31, 2004 and subsequent years, he will be eligible for an annual bonus of up to one-half of his then-current base salary based on criteria to be determined by the compensation committee of our board of directors, as well as usual and customary benefits provided to our management-level employees. If his employment is terminated by us other than for "good cause," as defined in the employment agreement, Mr. Payne is entitled to a severance allowance equal to six months of his then-current base salary if his employment is terminated during the period beginning upon completion of an IPO and ending on the date twelve months from the effective date of the employment agreement. After one-year of employment, the amount of the severance will increase from the six months by an additional one month for every six months of employment, provided, that the amount of the severance will not exceed an amount equal to one-year of his then-current base salary. The employment agreement includes nondisclosure, invention assignment, one-year noncompetition and other provisions. The employment agreement provides that if Mr. Payne terminates his employment for good reason, which includes relocation or change in title or duties, he may terminate his employment and we would be required to pay him the severance amount. Pursuant to his employment agreement, we have appointed Mr. Payne to the board of directors and will continue to nominate him to be a director as long as he is an executive officer.

     Employment Agreement with Chris Rodewald. We have entered into an employment agreement with Chris Rodewald dated July 31, 2000. The term of employment agreement is four years and will automatically extend for additional one-year periods unless notice is given by either party of their intention not to extend the term of the employment agreement. The annual salary for each year of the term is $90,000. However, a committee consisting solely of non-employee directors may, at its discretion, increase the amount of the annual salary. Mr. Rodewald is eligible for bonus compensation as may be determined by the committee, as well as usual and customary benefits provided to our employees. In July 2003, our compensation committee increased Mr. Rodewald's salary to $125,000, effective June 1, 2003, and modified Mr. Rodewald's potential bonus compensation. Mr. Rodewald will receive a bonus equal to 50% of his annual salary if we ship 700 snowmobiles during the fiscal year ending March 31, 2004, 25% of his annual salary if we ship 600 snowmobiles during such period and no bonus if we ship less than 600 snowmobiles during such period. In July 2003, we also awarded Mr. Rodewald options to purchase 10,000 shares of our Common Stock at a purchase price of $4.50 per share. The options vest quarterly over a one-year period. As is required in our Underwriting Agreement with GunnAllen Financial, Inc., GunnAllen gave its consent to these changes in Mr. Rodewald's compensation. If his employment is terminated by us other than for "good cause," as defined in the employment agreement, Mr. Rodewald is entitled to a severance allowance equal to the lesser of the base salary remaining under the employment agreement or twelve months' base salary based on the annualized salary being paid as of the date of termination. The employment agreement includes nondisclosure, invention assignment, one-year noncom-petition and other provisions. If we terminate Mr. Rodewald for refusing to relocate, he may not assert that any such termination was for other than "good cause."

OPTION GRANTS IN LAST FISCAL YEAR

     The following table summarizes options granted to our executive officers named in the summary compensation table during the fiscal year ended March 31, 2003.

                       OPTION GRANTS IN LAST FISCAL YEAR
                              (INDIVIDUAL GRANTS)

                                      NUMBER OF
                                     SECURITIES      PERCENT OF TOTAL
                                     UNDERLYING      OPTIONS GRANTED
                                   OPTIONS GRANTED   TO EMPLOYEES IN    EXERCISE PRICE
NAME                                     (#)           FISCAL YEAR          ($/SH)       EXPIRATION DATE
----                               ---------------   ----------------   --------------   ---------------
Mark A. Payne....................      240,000             91.4%            $3.75        October 15, 2009

OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

     None of the executive officers named in the summary compensation table exercised options during the fiscal year ended March 31, 2003. The following table sets forth the number and value of securities underlying unexercised options held as of March 31, 2003.

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND MARCH 31, 2003 OPTION VALUES

                                 SHARES                 NUMBER OF UNEXERCISED         VALUE OF UNEXERCISED
                                ACQUIRED                SECURITIES UNDERLYING             IN-THE-MONEY
                                   ON       VALUE       OPTIONS AT FY-END(#)          OPTIONS AT FY-END($)
NAME                            EXERCISE   REALIZED   EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE(1)
----                            --------   --------   -------------------------   ----------------------------
Kent H. Harle.................     --         --              8,333/8,334                  $-0-/$-0-
Mark A. Payne.................     --         --           30,000/210,000                  $-0-/$-0-
Chris B. Rodewald.............     --         --              8,333/8,334                  $-0-/$-0-

---------------

(1) There was no public trading market for our Common Stock as of March 31, 2003. Accordingly, these values have been calculated based on a fair market value of our Common Stock of $3.75.

                      EQUITY COMPENSATION PLAN INFORMATION
                              AS OF MARCH 31, 2003

                                        NUMBER OF SHARES OF                             NUMBER OF SHARES OF
                                        COMMON STOCK TO BE       WEIGHTED-AVERAGE          COMMON STOCK
                                      ISSUED UPON EXERCISE OF    EXERCISE PRICE OF    REMAINING AVAILABLE FOR
                                        OUTSTANDING OPTIONS     OUTSTANDING OPTIONS     FUTURE ISSUANCE(1)
                                      -----------------------   -------------------   -----------------------
2000 Stock Option Plan (approved by
  shareholders).....................           80,171                  $3.91                  253,163
Amended and Restated 2001 Non-
  Employee Director Stock Option
  Plan (not approved by
  shareholders).....................          141,670                  $3.75                  108,330
Stock Option Agreement dated October
  15, 2002 with Mark A. Payne.......          240,000                  $3.75                      N/A

---------------

(1) Excludes shares of our Common Stock to be issued upon exercise of outstanding options.

LIMITATIONS ON LIABILITY AND INDEMNIFICATION

     Section 302A.521 of the Minnesota Business Corporation Act provides that unless prohibited or limited by a corporation's articles of incorporation or bylaws, a corporation must indemnify its current and former officers, directors, employees and agents against expenses (including attorneys' fees), judgments, penalties, fines and amounts paid in settlement which, in each case, were incurred in connection with actions, suits or proceedings in which such person is a party by reason of the fact that he or she was an officer, director, employee or agent of the corporation, if such person:

     - has not been indemnified by another organization or employee benefit plan for the same judgments, penalties, fines, including without limitation, excise taxes assessed against the person with respect to an employee benefit plan, settlements and reasonable expenses, including attorneys' fees and disbursements, incurred by the person in connection with the proceeding with respect to the same acts or omissions;

     - acted in good faith;

     - received no improper personal benefit and statutory procedure has been followed in the case of any conflict of interest by a director;

     - in the case of any criminal proceedings, had no reasonable cause to believe the conduct was unlawful; and

     - in the case of acts or omissions occurring in the person's performance in the official capacity of director or, for a person not a director, in the official capacity of officer, committee member, employee or agent, reasonably believed that the conduct was in the best interests of the corporation, or, in the case of performance by a director, officer, employee or agent of the corporation as a director, officer, partner, trustee, employee or agent of another organization or employee benefit plan, reasonably believed that the conduct was not opposed to the best interests of the corporation.

     Section 302A.521, subd. 3, requires the corporation to advance, in certain circumstances and upon written request, reasonable expenses prior to final disposition. Section 302A.521 also permits a corporation to purchase and maintain insurance on behalf of its officers, directors, employees and agents against any liability which may be asserted against, or incurred by, such persons in their capacities as officers, directors, employees and agents of the corporation, whether or not the corporation would have been required to indemnify the person against the liability under the provisions of such section.

     Our articles of incorporation limit personal liability for breach of the fiduciary duty of our directors to the fullest extent provided by the Minnesota Business Corporation Act. The articles of incorporation eliminate the personal liability of directors for damages occasioned by breach of fiduciary duty, except for liability based on:

     - the director's duty of loyalty to us,

     - acts or omissions not made in good faith,

     - acts or omissions involving intentional misconduct,

     - payments of improper dividends,

     - violations of state securities laws, and

     - acts occurring prior to the date such provision was added.

     Any amendment to or repeal of such provision shall not adversely affect any right or protection of a director of ours for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal. Our Bylaws provide that each director and officer, past or present and each person who serves or may have served at our request as a director, officer, employee or agent of another corporation or employee benefit plan and their respective heirs, administrators and executors, will be indemnified by us in accordance with and to the fullest extent permissible by applicable law. In addition, we have obtained director and officer liability insurance to insulate our directors and officers from certain liabilities.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 , as amended (the "Securities Act") may be permitted to directors, officers or persons controlling us pursuant to the foregoing provisions, we have been informed that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

                                 OTHER MATTERS

     The board of directors is not aware of any matters that are expected to come before the 2003 Annual Meeting other than those referred to in this proxy statement. If any other matter should come before the Annual Meeting, the persons named in the accompanying proxy intend to vote the proxies in accordance with their best judgment.

                             SHAREHOLDER PROPOSALS

     The rules of the Securities and Exchange Commission permit shareholders of the Company to present proposals for shareholder action in the Company's proxy statement. Shareholder proposals prepared in accordance with the proxy rules intended to be presented at the Company's 2003 annual meeting must comply with the procedures set forth in the Company's bylaws and be received by the Company on or before May 24, 2003.

                         ANNUAL REPORT AND FORM 10-KSB

     The Company is sending, prior to or concurrently with this proxy statement, to all of its shareholders of record as of July 17, 2003, a copy of its Annual Report to Shareholders for the fiscal year ended March 31, 2003. The Annual Report to Shareholders contains a copy of the Company's Annual Report on Form 10-KSB (excluding exhibits) for the fiscal year ended March 31, 2003, filed with the Securities and Exchange Commission on June 30, 2003, which includes the Company's audited consolidated financial statements for the fiscal year ended March 31, 2003.

     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED MARCH 31, 2003, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, IS AVAILABLE WITHOUT CHARGE UPON WRITTEN REQUEST BY ANY SHAREHOLDER TO REDLINE PERFORMANCE PRODUCTS, INC., 2510 COMMERCE WAY, VISTA, CALIFORNIA 92081,
ATTENTION: INVESTOR RELATIONS.

                                          By Order of the Board of Directors

                                          /s/ CHRIS B. RODEWALD
                                          --------------------------------------
                                          CHRIS B. RODEWALD
                                          Secretary

                                                                      APPENDIX A
                                                         AUDIT COMMITTEE CHARTER

                       REDLINE PERFORMANCE PRODUCTS, INC.
                            AUDIT COMMITTEE CHARTER

ROLE

     The Audit Committee of the Board of Directors assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, and reporting practices of the Company, and such other duties as directed by the Board. The Committee's role includes a particular focus on the qualitative aspects of financial reporting to shareholders, and on the Company's processes to manage business and financial risk, and for compliance with significant applicable legal, ethical, and regulatory requirements. The Committee is directly responsible for the appointment, compensation, and oversight of the public accounting firm engaged to prepare or issue an audit report on the financial statements of the Company.

MEMBERSHIP

     The membership of the Committee shall consist of at least two directors who are generally knowledgeable in financial and auditing matters. Each member shall be free of any relationship that, in the opinion of the Board, would interfere with his or her individual exercise of independent judgment. Applicable laws and regulations shall be followed in evaluating a member's independence. The chairperson shall be appointed by the full Board.

COMMUNICATIONS/REPORTING

     The public accounting firm shall report directly to the Committee. The Committee is expected to maintain free and open communication with the public accounting firm, the internal auditors, and the Company's management. This communication shall include private executive sessions, at least annually, with each of these parties. The Committee chairperson shall report on Audit Committee activities to the full Board.

EDUCATION

     The Company is responsible for providing the Committee with education resources related to accounting principles and procedures, current accounting topics pertinent to the Company and other material as may be requested by the Committee. The Company shall assist the Committee in maintaining appropriate financial literacy.

AUTHORITY

     In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention, with full power to retain outside counsel or other experts for this purpose.

RESPONSIBILITIES

The Committee's responsibilities include, but are not necessarily limited to:

     - The Committee shall have the power to conduct or authorize investigations into any matters within the Committee's scope of responsibilities. The Committee shall be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation.

     - Provide an open avenue of communication between the internal auditors, the public accounting firm, Finance management and the Board of Directors. Report Committee actions to the Board of Directors with such recommendations as the Committee may deem appropriate.

     - Provide a report in the annual proxy that includes the Committee's review and discussion of matters with management and the independent public accounting firm.

     - Appoint, approve the compensation of, and provide oversight of the public accounting firm.

     - Confirm annually the independence of the public accounting firm, and quarterly review the firm's non-audit services and related fees.

     - Review the independence of each Committee member based on NASD and other applicable rules.

     - Inquire of Finance management and the public accounting firm about significant risks or exposures and assess the steps management has taken to minimize such risk to the Company.

     - Review with the public accounting firm and Finance management the audit scope and plan, and coordination of audit efforts to assure completeness of coverage, reduction of redundant efforts, the effective use of audit resources, and the use of independent public accountants other than the appointed auditors of the Company.

     - Consider and review with the public accounting firm:

      a. The adequacy of the Company's internal controls including computerized information system controls and security.

      b. Any related significant findings and recommendations of the independent public accountants and internal audit together with management's responses thereto.

     - Review with Finance management any significant changes to accounting principles, policies or standards generally accepted in the United States of America.

     - Review with Finance management and the public accounting firm at the completion of the annual audit:

      a. The Company's annual financial statements and related footnotes.

      b. The public accounting firm's audit of the financial statements and its report thereon.

      c. Any significant changes required in the public accounting firm's audit plan.

      d. Any serious difficulties or disputes with management encountered during the course of the audit.

      e. Other matters related to the conduct of the audit which are to be communicated to the Committee under generally accepted auditing standards.

     - Review with Finance management and the public accounting firm at least annually the Company's critical accounting policies.

     - Consider and review with Finance management:

      a. Significant findings during the year and management's responses thereto.

      b. Any difficulties encountered in the course of their audits, including any restrictions on the scope of their work or access to required information.

      c. Any changes required in planned scope of their audit plan.

     - Review the periodic reports of the Company with Finance management and the public accounting firm prior to filing of the reports with the SEC.

     - In connection with each periodic report of the Company, review

      a. Management's disclosure to the Committee under Section 302 of the Sarbanes-Oxley Act.

      b. The contents of the Chief Executive Officer and the Chief Financial Officer certificates to be filed under Sections 302 and 906 of the Act.

     - Review filings (including interim reporting) with the SEC and other published documents containing the Company's financial statements and consider whether the information contained in these documents is consistent with the information contained in the financial statements before it is filed with the SEC or other regulators.

     - Monitor the appropriate standards adopted as a code of conduct for the Company. Review with Finance management and Legal the results of the review of the Company's monitoring compliance with such standards and its compliance policies.

     - Review legal and regulatory matters that may have a material impact on the financial statements, related Company compliance policies, and programs and reports received from regulators.

     - Meet with the public accounting firm in executive sessions to discuss any matters that the Committee or the public accounting firm believe should be discussed privately with the Audit Committee.

     - Meet with Finance management in executive sessions to discuss any matters that the Committee or Finance management believe should be discussed privately with the Audit Committee.

     - Review policies and procedures with respect to transactions between the Company and officers and directors, or affiliates of officers or directors, or transactions that are not a normal part of the Company's business.

     - Review and approve all related-party transactions, including, but not limited to transactions between the Company and any director, executive officer, five percent (5%) or greater shareholder and all affiliates.

The Committee relies on the expertise and knowledge of management, the internal auditors and the public accounting firm in carrying out its oversight responsibilities. Management of the Company is responsible for determining the Company's financial statements are complete, accurate and in accordance with generally accepted accounting principals. The public accounting firm is responsible for auditing the Company's financial statements. It is not the duty of the Committee to plan or conduct audits, to determine that the financial statements are complete and accurate and are in accordance with generally accepted accounting principles, to conduct investigations, or to assure compliance with laws and regulations or the Company's internal policies, procedures and controls.

                                                                      APPENDIX B

                        2000 STOCK OPTION PLAN AMENDMENT

     Section 3 of the Company's 2000 Stock Option Plan shall be amended to read as follows:

          "3.) Option Stock Available Under Plan.

     The Corporation's authorized Capital Stock in an amount equal to Seven Hundred Thousand (700,000) shares is hereby made available, and shall be reserved for issuance under this Plan. The aggregate number of shares available under this Plan shall be subject to adjustment on the occurrence of any of the events and in the manner set forth in Section 8. Except as provided in Section 8, in no event shall the number of shares reserved be reduced below the number of shares issuable upon exercise of outstanding Options. If an Option shall expire or terminate for any reason without having been exercised in full, the unpurchased shares, shall (unless the Plan shall have been terminated) become available for other Options under the Plan."

                                     [FRONT]

[X]   Please mark votes as in this example

                                 REVOCABLE PROXY
                       REDLINE PERFORMANCE PRODUCTS, INC.

ANNUAL MEETING OF SHAREHOLDERS
SEPTEMBER 8, 2003

         Redline Performance Products, Inc. 2003 Annual Meeting of Shareholders to be held on September 8, 2003, 2:00 P.M. Central Daylight Savings Time for Holders as of July 17, 2003.

1.  Directors Recommend:  A vote for election of the following Nominees:

     Kent H. Harle; Mark A. Payne; David G. Mell; Stanley R. Herman; Michael J. Degen; Clyde Fessler; Robert J. Korkowski

                                                         With-          For All
                                       For               hold           Except
                                       [ ]                [ ]             [ ]

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

--------------------------------------------------------------------------------

2. Proposal to ratify amendment of the 2000 Stock Option Plan, to increase the number of shares of the common stock authorized and reserved for issuance thereunder from 333,334 to 700,000;

                                       For               Against        Abstain
                                       [ ]                [ ]             [ ]

3. To ratify appointment of Virchow, Krause & Company, LLP as the Company's Independent Certified Public Accountant for the fiscal year ending March 31, 2004; and

                                       For               Against        Abstain
                                       [ ]                [ ]             [ ]

4. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

                                       [ ]                [ ]             [ ]

Please sign exactly as your name appears on this card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Please be sure to sign and date     Date  [__________]
this Proxy in the box below

     Shareholder sign above       Co-holder (if any) sign above
-----                       -----                               -----

                                     [BACK]

    Detach above card, sign, date and mail in postage paid envelope provided.

                       REDLINE PERFORMANCE PRODUCTS, INC.

                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.


-----------------------------------------

-----------------------------------------

-----------------------------------------


                                       2